THE SECURITIES GOVERNED BY THE TERMS OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PROVIDED IN THE SECURITIES ACT OF 1933, AS AMENDED, OR AS PROVIDED IN ANY STATE SECURITIES LAW. WITHOUT REGISTRATION, THE SECURITIES MAY NOT BE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF ADVANCE NOTICE OF THE INTENDED TRANSFER AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT NEITHER THE SECURITIES ACT OF 1933, AS AMENDED, NOR STATE SECURITIES LAWS REQUIRE REGISTRATION OF THE TRANSFER AND THAT THE TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933 AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

BLACKBIRD CORPORATION

SUBSCRIPTION AGREEMENT

To all Subscribers for Notes:

1. Subscription. BLACKBIRD CORPORATION, a Florida corporation (the "Company"), currently has issued and outstanding 10,300,000 shares (of which 350,000 shares have not been issued but have been subscribed for) of common stock, $.0001 par value per share ("Common Stock"), and proposes to offer up to a maximum of $3,000,000 in 10% Senior Secured Convertible Notes (the "Notes"), on a "best efforts" basis. For each $100 of Notes purchased, the Company will issue 10 shares of Common Stock (the "Shares"). The Company may offer up to an additional $600,000 in Notes as an over-allotment option, which, if sold, will result in a total of $3,600,000 in Notes issued. The Notes shall be in the form attached hereto as Exhibit A. The undersigned (the "Investor") hereby irrevocably subscribes for and agrees to purchase the number of Notes set forth on the signature page of this Subscription Agreement.

2. Use of Proceeds and Escrow. Investor acknowledges and agrees that the proceeds from the sale of the Notes will be used solely for the purpose of the acquisition of the residential long-distance business segment of USA Datanet Corporation, an integrated communications company (the "Acquisition"). As such, Investor understands that all amount delivered by Investors pursuant to this Agreement will be held in escrow by Carlton Fields, P.A., the Company's attorneys, until the Company consummates the Acquisition. The proceeds of this offering will be released simultaneously with closing the Acquisition. Notwithstanding the foregoing, there is no requirement that a minimum number of Notes be sold.

3. Payment. Investor agrees to pay the aggregate purchase price of the amount of Notes set forth on the signature page hereto by wire transfer to Carlton Fields, P.A., as Escrow Agent for BLACKBIRD CORPORATION, pursuant to the following wire transfer instructions:

Mellon United National Bank
44 West Flagler Street
Miami, Florida 33130-1808
Account No.: 0035038864
ATTN: Ms. Arlene Figueroa
ABA: 067009646

Investor understands that all amounts delivered by Investor pursuant to this Section 3 will be held until expiration of any applicable rescission period, consummation of the Acquisition and Management accepts the subscription. If Investor's subscription is rejected for any reason, all documents will be promptly returned by Investor to the Company and the Company will return Investor's funds without interest or deduction.

4. Representations and Warranties. As a material inducement to the Company to sell the Notes and issue the Shares, Investor represents and warrants as follows:

(a) Investor is acquiring the Notes, the Shares and the shares of Common Stock issuable upon conversion of the Notes (collectively, the "Securities"), for its own account for investment purposes and not with a view to resale or distribution;

(b) Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the prospective investment;

(c) Investor's investment in the Securities is suitable for Investor and that its overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and its investment in the Securities will not cause such overall commitment to become excessive;

(d) Investor understands that the Company shall have the right, in its sole discretion, to accept or reject Investor's subscription, in whole or in part, or to allocate to Investor fewer than the amount of Notes Investor has subscribed for; the Company will notify Investor whether this subscription is accepted or rejected; in the event this subscription is rejected, any payment will be returned without interest or charge and all Investor's obligations hereunder shall terminate;

(e) Investor understands that the offering of the Securities has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, as the result thereof, are subject to substantial restrictions on transfer (including a specific restrictive legend on the certificate given for the shares of Common Stock issuable upon conversion in the Notes (the "Shares") purchased by the subscriber), and that the offering and sale of the shares are exempt from registration under the Securities Act;

(f) Investor understands that (i) the Company has no obligation to register any or all of the Securities for resale under any federal or state securities laws or to take any action which would make available any exemption from the registration requirements of such laws, and (ii) Investor therefore may be precluded from selling or otherwise transferring or disposing the shares or

any portion thereof for a indefinite period of time or at any particular time and may therefore have to bear the economic risk of investment in the Securities for an indefinite period of time;

(g) Investor understands that an investment in the Company involves certain material risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of shares;

(h) Investor understands that the Company intends to sell additional shares of Common Stock and/or securities convertible into Common Stock and, to the extent the Company does, Investor will suffer immediate dilution;

(i) Investor understands that no federal or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Securities for investment;

(j) Investor acknowledges that all material documents, records, and books pertaining to this investment have on request been made available to Investor and Investor's advisers, and that Investor has had the opportunity to ask questions of, and receive answers from an officer of the Company concerning the Company, its business and this offering;

(k) Investor understands that any statements contained in any documents provided to Investor or Investor's advisors that are not historical facts, e.g. projections or any forward looking statements, current expectations, assumptions, plans, estimates, judgments and projections about the Company's business and industry, and such statements involve inherent risks and uncertainties. These statements or such information are not guarantees of performance; there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside the Company's control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. No assurance can be given with respect to any financial performance or investment return.

(l) Investor is signing this Subscription Agreement on behalf of an entity, Investor is authorized and otherwise duly qualified to make an investment decision for such entity to invest in the Company;

(m) Neither the Company nor any person acting on the Company's behalf has offered, offered to sell, offered for sale or sold to the Investor by means of any form of general solicitation or general advertising;

(n) The execution, delivery and performance by the Investor of this Subscription Agreement are within the Investor's powers, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the incorporation papers, bylaws, indenture of trust, limited liability company operating agreement, or stockholders agreement, as may be applicable, of the Investor. The signature on this Subscription Agreement is genuine, and the signatory, if the

Investor is an individual, has legal competence and capacity to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms;

(o) In making a decision to invest in the Securities, the Investor has relied solely upon independent investigations made by the Investor. The Investor is not relying on the Company with respect to legal, tax, financial, or other economic considerations involved in this transaction. The Investor acknowledges that the Investor has been advised by the Company to consult with his, her or its legal, tax, and financial advisors prior to entering into this Subscription Agreement, and that there can be no assurance as to the federal or state tax results of an investment in the Interests;

(p) Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and Investor's suitability to acquire the Securities; and

(q) The information set forth herein concerning Investor is complete, true and correct.

5. Security Interest and Agent.

(a) The Company will grant to purchasers of the Notes (collectively, the "Investors") a security interest in and a lien (the "Lien") upon all of the Company's right, title and interest in and to certain property of the Company (the "Collateral"), which Lien shall be first in priority to all future liens, all as more fully set forth and subject to the terms of a Security Agreement dated as of the date hereof by and between the Company and Anthony Heller, as agent for the purchasers of the Notes (the "Agent"), and entered into simultaneously with the Notes (the "Security Agreement"). By execution of this Agreement, the Investor hereby irrevocably appoints Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Security Agreement, together with such actions and powers as are reasonably incidental thereto. The Agent shall not have any duties or obligations except those expressly set forth in the Security Agreement.

(b) The Lien and the security interest created by that certain Security Agreement shall also be in pari passu with the obligations under all of the Notes issued by the Company. The Collateral shall include but not be limited to all of the accounts receivable, inventory, equipment, intellectual property and fixed assets of the Company and the proceeds of all of the foregoing. In the event of the occurrence of an Event of Default (as defined in Section 4 hereof), the Payee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Florida and all applicable federal and state laws as the same shall be in effect on the date hereof and from time to time thereafter for so long as this Note shall remain unpaid.

(c) As mentioned in the Subscription Agreement, the proceeds from the sale of the Notes will be used as partial payment for the purchase of certain assets of US DataNet

Corporation by the Company's subsidiary Yak America, Inc., a Florida corporation ("Yak"). In connection with this purchase, Yak will issue a promissory note for $1,500,000, a portion of the purchase price. To secure the obligation evidenced by this promissory note, Yak may grant to the sellers a security interest in the assets purchased by Yak.

6. Acknowledgment and Understanding.

(a) The offering is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D and/or Regulation S thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Investor and/or its client herein and in the Confidential Purchaser Questionnaire. It is understood that in order not to jeopardize the offering's exempt status under Section 4(2) of the Securities Act and Regulation D and Regulation S, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(b) Investor agrees to the imprinting, so long as is required by this Section 5(b), of the following legend on any certificate evidencing Securities:

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BLACKBIRD CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) The distribution of this Subscription Agreement and the offering of the Notes in certain cases are required by the Company to inform themselves about and to observe any such restrictions. This Subscription Agreement does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offering or solicitation by anyone in any jurisdiction in which such offering or solicitation is not authorzed or to any person to whom it is unlawful to make any such offer or solicitation.

(d) No action has been taken by the Company which would permit an offering of the securities or the circulation or distribution of this Subscription Agreement or any offering material in relation to the company or the securities in any country or jurisdiction where action for that purpose is required by applicable law.

7. Indemnity. The Investor shall indemnify and hold harmless the Company or any of its officers, employees, registered representatives, managers, directors, or control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by

reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to state facts made by the Investor to the Company concerning the Investor or the Investor's financial position in connection with the offering or sale of the Interests that is not remedied by timely notice to the Company as provided above, against losses, liabilities and expenses for which the Company or any of its officers, employees, registered representatives, directors, or control persons of any such entity have not otherwise been reimbursed (including attorneys' fees, judgments, fines, and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit, or proceeding.

8. Survival. All of the representations and warranties contained in this Subscription Agreement shall survive execution and delivery of this Subscription Agreement and Investor's investment in the Company.

9. Governing Law. This Subscription Agreement shall be governed by, interpreted under, and construed in accordance with, the internal laws of the State of Florida applicable to agreements made and to be performed within the State of Florida without regard to the principles of conflicts-of-law thereof.

[signature(s) on following page]

IN WITNESS WHEREOF, Investor executed this Subscription Agreement this ___ day of _________________, 2008.

Exact name in which the Securities should be issued:

Amount of Notes Subscribed for: $________________	Amount of payment: $_______________
______________________________ Subscriber's Name (Please Print)	______________________________ Social Security Number
______________________________ Subscriber's Signature (*)	______________________________ Date
______________________________ Subscriber's Signature (*)	______________________________ Date

*If investment is taken in joint names, both must sign.

HOW SECURITIES WILL BE HELD:

Individually ______
JTWROS ______
TBTE ______

ACCEPTANCE

The subscription of eRoomSystem Technologies, Inc. to purchase Notes in the amount of $500,000 of BLACKBIRD CORPORATION is hereby accepted this 24 day of July, 2008.

BLACKBIRD CORPORATION

By:____________________
Name: Charles Zwebner
Title: CEO

CONFIDENTIAL PURCHASER QUESTIONNAIRE

BLACKBIRD CORPORATION
(the "Company")

This Questionnaire is being given to each person who has expressed an interest in purchasing Notes of the Company. The purpose of this Questionnaire is to determine whether you meet the standards determined by the Company for the purchase of securities, the standards for an "accredited investor" under Rule 501 adopted by the Securities and Exchange Commission and/or standards adopted by any applicable state securities commission.

Your answers will, at all times, be kept strictly confidential. However, each person who subscribes to purchase securities in the Company hereby agrees that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability under any federal or state securities laws of an exemption from registration of the private placement of the securities. The Company will rely on the accuracy of your responses to the following questions. You are reminded that you have indemnified the Company against loss in the event any of your responses contain material misrepresentations or omissions of material information.

Please complete the Questionnaire as thoroughly as possible and sign, date and return one copy to the Company. Questions applicable only to individuals should be omitted by entity investors.

1. Name: ______________________________

   Age or date of formation: ______________________________

   Jurisdiction where registered to vote: ______________________________

   Jurisdiction of issuance of driver's license: ______________________________

   Citizenship or jurisdiction of formation: ______________________________

2. Home Address and Telephone Number: ______________________________

   ____

3. Business Address and Telephone Number: ______________________________

   ____

4. Accredited Investor Status: Enter an "X" into the box right next to the category or categories which describes you, and sign below (check all that apply).

- ❑ The Investor is a NATURAL PERSON whose net worth, either individually or jointly with such person's spouse, at the time of his purchase, exceeds $1,000,000.
- ❑ The Investor is a NATURAL PERSON who had individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in the prior two years and reasonably expects to reach the same income in the current year.
- ❑ If a natural person, he/she is not a citizen or resident alien of the United States.

OR

The Investor is one of the following ENTITIES (check all that apply):

- ❑ corporation.
- ❑ partnership.
- ❑ any organization described in Section 501(c)(3) of the Internal Revenue Code.
- ❑ or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.
- ❑ A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.
- ❑ The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.
- ❑ an entity that is not incorporated, qualified or established to do business in any state of the United States.

The Investor is an ENTITY which falls within one of the following categories of accredited investors set forth in Rule 501 (a) of Regulation D under the Securities Act ("Regulation D"):

- ❑ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or a fiduciary capacity.
- ❑ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.
- ❑ An insurance company as defined in Section 2(13) of the Securities Act.
- ❑ An investment company registered under the Investment Company Act of 1940 or as a business development company as defined in Section 2(a)(48) of that Act.
- ❑ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
- ❑ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such a plan has total assets in excess of $5,000,000.

❑ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

❑ The Investor is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth above.

IN WITNESS WHEREOF, I have executed this Confidential Purchaser Questionnaire this ______ day of __________________, 2008.

INDIVIDUAL:

Subscriber's Name or Names (*):

______________________________ ______________________________

Subscriber's Signature: Subscriber's Signature:

______________________________ ______________________________

*If investment is taken in joint names, both must sign.

HOW SECURITIES WILL BE HELD:

Individually ______
JTWROS ______
TBTE ______

ENTITY:

Name of Entity

____

By:______________________________
Name:____________________________
Title:____________________________